SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2003

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated June 4, 2003

Item 9. Regulation FD Disclosure

     On June 4, 2003, Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences’ Stockholders Re-Elect Two Directors, Action Taken by Board of Directors to Appoint Deloitte & Touche as Auditors, Viral Projects and New Patents Being Pursued.” The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: June 4, 2003	By:/s/ Sandra Gardiner

Name: Sandra Gardiner Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated June 4, 2003